UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):   December 29, 2006
CWHEQ Home Equity Loan Trust, Series 2006-S10
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-132375-16

CWHEQ, INC.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-132375

Countrywide Home Loans, Inc,
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698310
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation)	Identification No.)

4500 Park Granada
Calabasas, California	91302
(Address of Principal Executive	(Zip Code)
Offices of the Depositor)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General instruction A.2. below)::

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8  -  Other Events

Item 8.01     Other Events.

On December 29, 2006, CWHEQ, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of December 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller (“CHL”), Park Granada LLC, as a seller (“Park Granada”), Park Monaco, Inc., as a seller (“Park Monaco”), Park Sienna LLC, as a seller (“Park Sienna” and, together with CHL, Park Granada and Park Monaco, the “Sellers”), Countrywide Home Loans Servicing LP, as master servicer (the “Master Servicer”) and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of the Home Equity Loan Asset Backed Certificates, Series 2006-S10.

Mortgage Loan Statistics

The statistical information regarding the Mortgage Loans that was contained in the related Prospectus Supplement, dated December 28, 2006, was based on a Statistical Calculation Pool of Statistical Calculation Pool Mortgage Loans. The Tables annexed hereto as Exhibit 99.1 contain certain statistical information regarding the Mortgage Loans that were actually purchased on the Closing Date by the Company and assigned to the Trustee.

For purposes of this Form 8-K, “Tables” shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date and annexed hereto as Exhibit 99.1. Other than with respect to rates of interest, all percentages in the Tables were calculated based on the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 15, 2006 and the Prospectus Supplement dated December 28, 2006 of CWHEQ, Inc., relating to its Home Equity Loan Asset Backed Certificates, Series 2006-S10.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

99.1	Collateral Tables.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWHEQ, INC.

By:	/s/ Darren Bigby
Name: Darren Bigby
Title: Vice President

Dated: January 12, 2007

	Exhibit Index

Exhibit		Page

99.1 Collateral Tables		6